                       CREDIT SUISSE WARBURG PINCUS FUNDS
                       ----------------------------------
                                CREDIT     ASSET
                                SUISSE     MANAGEMENT

                                   SEMIANNUAL
                                     REPORT

                                FEBRUARY 28, 2001
                                   (UNAUDITED)

                         CREDIT SUISSE WARBURG PINCUS

                             MUNICIPAL BOND FUND










More complete information about the Fund, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Credit Suisse Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
PORTFOLIO MANAGER'S LETTER
-------------------------------------------------------------------------------
                                                                 March 19, 2001
Dear Shareholders:

   We are writing to report on the results of the Credit Suisse Warburg Pincus Municipal Bond Fund(1) (the "Fund") for the fiscal half-year ended February 28, 2001.

   At February 28, 2001, the net asset value ("NAV") of the Fund's common shares was $14.93, compared to an NAV of $14.47 on August 31, 2000. Assuming the reinvestment of dividends and distributions totaling $0.30 per share, the common shares' total return was 5.28%. By comparison, the Lehman Brothers Municipal Bond Index(2) returned 5.20% in the same period.

   We attribute the Fund's outperformance of its Lehman benchmark to the combined impact of several elements in our approach to the portfolio.

- The first of these was our exposure to long-term deep-discount issues. We liked these securities for their attractive valuations and yields, but they didn't contribute much to performance until the year's fourth quarter, when market interest rates meaningfully declined. Since they possess an attribute known as positive convexity--I.E., their prices generally rise more quickly when rates are falling than their prices fall when rates are rising--they fared especially well in this period.

   We chose to sell most of our deep-discount paper in January and February. Our timing in this regard was fortuitous, as we managed to sell at relatively lofty prices fueled both by the municipal market's "January/July effect" (I.E., in which investors engage in fresh buying with the cash paid out to them in bond maturations and coupon payments, which are heaviest in January and July) and a generalized drop in yields across most fixed income sectors.

- The second element was the fact that bonds from so-called "specialty states" like California, New York and Puerto Rico outperformed. We had favored bonds from such states for some time, and the Fund thus benefited when we opted to take advantage of unusually high demand for California and Puerto Rico issues by reducing our positions.

- Finally, we worked throughout late 2000 to reconfigure the portfolio in a way that added to the trading liquidity of our holdings.

   On the negative side, our least effective move was to begin to reduce the portfolio's overall duration in mid-December. We did so based on our belief that market rates and yields were unlikely to fall much further, which suggested that long-duration securities had probably reaped their biggest gains already. The Fund's performance suffered to the extent that market rates and yields kept falling.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
PORTFOLIO MANAGER'S LETTER (CONT'D)

   As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,


Gregg M. Diliberto,                            Patrick A. Bittner,
Managing Director                              Vice President
Credit Suisse Asset Management, LLC

   A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO STATE AND CITY TAXES OR FEDERAL ALTERNATIVE MINIMUM TAX.

PERFORMANCE

                                                          ONE YEAR        SINCE INCEPTION
                                      SIX MONTHS          (3/1/00 -          10/30/98
                                  (9/1/00 - 2/28/01)      2/28/01)         (ANNUALIZED)
------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS
   MUNICIPAL BOND FUND
   (COMMON)(1)(3)                        +5.28%             +12.12%            +4.60%
LEHMAN BROTHERS MUNICIPAL
   BOND INDEX(2)                         +5.20%             +12.32%            +4.77%
------------------------------------------------------------------------------------------

--------------
(1)  Name changed from Warburg Pincus Municipal Bond Fund effective March 26,
     2001.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers, Inc.

(3) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
February 28, 2001 (Unaudited)


                                                                        PAR
                                                                       (000)     VALUE
                                                                      -------  ----------
MUNICIPAL BONDS (102.0%)
ARIZONA (0.9%)
    Salt River Project, Agricultural Improvement & Power District
      Electricity Systems, Revenue Bonds 6.000% 01/01/08              $  125    $ 138,844
                                                                                ---------
CALIFORNIA (5.0%)
    California State, General Obligation 6.300% 09/11/11                 670      783,404
                                                                                ---------
COLORADO (4.2%)
    Colorado Springs, CO, Utility Revenue Bonds 5.875% 11/15/17          595      656,826
                                                                                ---------
FLORIDA (4.6%)
    Florida State Turnpike Authority, Turnpike Revenue, Department
      Transportation, Series A 5.500% 07/01/13                           150      157,422
    Tallahassee, FL, Electric Revenue Bonds 6.100% 10/01/06              530      563,183
                                                                                ---------
                                                                                  720,605
                                                                                ---------
ILLINOIS (5.5%)
    Chicago, IL, Series 1993, General Obligation 5.250% 01/01/18         200      201,084
    Illinois State, Sales Tax Revenue Bonds, Series Q 5.750% 06/15/14    650      673,121
                                                                                ---------
                                                                                  874,205
                                                                                ---------
INDIANA (4.9%)
    Indiana Board, Bank Revenue Bonds, Series A 5.000% 02/01/22          800      772,792
                                                                                ---------
LOUISIANA (4.6%)
    New Orleans, LA, Home Mortgage Authority, Special Obligation Bonds
      6.250% 01/15/11                                                    635      721,074
                                                                                ---------
MARYLAND (6.4%)
    Maryland State Transportation Authority, Project Revenue Bonds
      6.800% 07/01/16                                                    850    1,008,670
                                                                                ---------
MASSACHUSETTS (4.1%)
    Massachusetts State Water Resources Authority, Series A
      6.500% 07/15/19                                                     20       23,656

    Massachusetts State, Construction Loan, General Obligation,
      Series A 5.300% 11/01/05                                           100      106,384
    Massachusetts State, Grant Anticipation Notes,
      Series A 5.500% 12/15/07                                           200      217,026
    University of Massachusetts, Building Authority Project,
      Revenue Bonds, Series 1 5.125% 11/01/17                            300      303,282
                                                                                ---------
                                                                                  650,348
                                                                                ---------
MICHIGAN (1.2%)
    Michigan Municipal Bond Authority, Revenue Bonds
      (Clean Water Revolving Fund) 5.500% 10/01/08                       170      185,468
                                                                                ---------
NEVADA (1.0%)
    University of Nevada, University Revenues System, Community College
      Revenue Bonds 5.375% 07/01/19                                      150      152,907
                                                                                ---------
NEW YORK (35.4%)
    Erie County, NY, Public Improvement, General Obligation
      6.125% 01/15/09                                                    100      112,413

    Metropolitan Transit Authority, Commuter Facilities, Revenue Bonds,
      Series A 5.000% 07/01/23                                           600      584,214
    Metropolitan Transportation Authority, New York Commuter
      Facilities, Revenue Bonds, Series C-1 6.000% 07/01/06              150      164,621
    New York City General Obligation Bonds, Series H, Prerefunded
      7.200% 02/01/02                                                    450      472,316



                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)

                                                                       PAR
                                                                      (000)      VALUE
                                                                     -------   ---------
MUNICIPAL BONDS (CONT'D)
NEW YORK (CONT'D)
    New York City Municipal Water Finance Authority,
      Water & Sewer System Revenue Bonds, Series D 4.875% 06/15/21    $  400   $   382,832
    New York City Transitional Finance Authority Revenue, Series B,
      Future Tax Secured 5.500% 02/01/08                                1000     1,080,300
    New York City Transitional Financial Authority, Revenue Bonds,
      Series A, Future Tax Secured 5.750% 02/15/13                       100       109,403
    New York State Dormitory Authority, Revenue Bonds
      (Judicial Facilities Lease) 7.375% 07/01/16                         40        48,432
    New York State Local Government Assistance Corp., Revenue Bonds,
      Series B 4.875% 04/01/20                                           580       556,667
    New York State Power Authority, General Purpose Revenue
      Bonds 7.000% 01/01/10                                              360       435,121
    Suffolk County, NY, Water Authority Waterworks, Revenue Bonds,
      Series V 6.750% 06/01/12                                           580       682,271
    Triborough Bridge and Tunnel Authority, New York, General Purpose
      Bonds, Series A 5.200% 01/01/20                                    730       730,869
    New York City General Obligation, Series E 5.250% 08/01/08           200       212,584
                                                                               -----------
                                                                                 5,572,043
                                                                               -----------
OREGON (1.4%)
    Portland Oregon Revenue, General Obligation, Series A
      5.500% 06/01/09                                                    200       217,646
                                                                               -----------
PENNSYLVANIA (3.8%)
    Pennsylvania State, General Obligation, First
      Series 5.125% 01/15/18                                             600       602,346
                                                                               -----------
PUERTO RICO (0.6%)
    University of Puerto Rico, University & College Improvements,
      Revenue Bonds, Series M 5.500% 06/01/15                            100       104,739
                                                                               -----------
SOUTH DAKOTA (0.8%)
    Heartland Consumers Power District, SD, Electric Revenue Bonds
      6.375% 01/01/16                                                    115       129,550
                                                                               -----------
TENNESSEE (1.1%)
    Shelby County, TN, General Obligation, Series B 5.500% 08/01/07      155       167,836
                                                                               -----------
TEXAS (7.5%)
    Cypress - Fairbanks, TX, Independent School District, General
      Obligation 6.000% 02/15/16                                         250       270,655

    Houston, TX, Sewer Systems, Revenue Bonds 6.375% 10/01/08             95       103,907
    Lower Colorado River Authority, Texas Revenue Bonds,
      Series A 5.875% 05/15/15                                           750       811,237
                                                                               -----------
                                                                                 1,185,799
                                                                               -----------
VIRGINIA (4.9%)
    Fairfax County, VA, Redevelopment & Housing Authority,
      Revenue Bonds (Island Walk Project) 7.100% 04/01/19                630       770,811
                                                                               -----------
WASHINGTON (4.1%)
    Clark County, WA, School District Number 117 Camas, General
      Obligation 5.875% 12/01/13                                         600       645,354
                                                                               -----------
TOTAL MUNICIPAL BONDS (Cost $15,364,568)                                        16,061,267



                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 28, 2001 (Unaudited)

                                                                       PAR
                                                                      (000)      VALUE
                                                                     -------   ---------
SHORT-TERM INVESTMENT (3.7%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.660% 03/01/01 (Cost $577,000)                                 $ 577   $   577,000
                                                                              ------------
TOTAL INVESTMENTS (105.7%) (Cost $15,941,568(1))                               16,638,267


LIABILITIES IN EXCESS OF OTHER ASSETS (5.7%)                                     (895,457)
                                                                              ------------
NET ASSETS (100.0%)                                                           $15,742,810
                                                                              ------------
                                                                              ------------

-------------------------------------------------------------------------------

(1) Also cost for Federal Income tax purposes at February 28, 2001. The gross appreciation (depreciation) on a tax basis is as follows:

      Gross Appreciation     $737,319
      Gross Depreciation      (40,620)
                             --------
      Net Appreciation       $696,699
                             --------
                             --------

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)

ASSETS
    Investments, at value (cost - $15,941,568)                           $16,638,267
    Cash                                                                         887
    Receivable from investment adviser                                           780
    Dividends and interest receivable                                        190,373
    Prepaid expenses and other assets                                         20,610
                                                                         -----------
      Total Assets                                                        16,850,917
                                                                         -----------
LIABILITIES
    Distribution fee payable (Common shares)                                     117
    Payable for investments purchased                                      1,077,100
    Dividend payable                                                           3,153
    Payable for Fund shares repurchased                                          400
    Accrued expenses payable                                                  27,337
                                                                         -----------
      Total Liabilities                                                    1,108,107
                                                                         -----------
NET ASSETS
    Capital stock, $0.001 par value                                            1,054
    Paid-in capital                                                       14,753,743
    Undistributed net investment income                                       42,948
    Accumulated net realized gain from investments                           162,022
    Net unrealized appreciation on investments                               783,043
                                                                         -----------
      Net Assets                                                         $15,742,810
                                                                         -----------
                                                                         -----------
COMMON SHARES
    Net assets                                                           $   477,362
                                                                         -----------
    Shares outstanding                                                        31,972
                                                                         -----------
    Net asset value, offering price and redemption price per share            $14.93
                                                                              ------
                                                                              ------
INSTITUTIONAL SHARES
    Net assets                                                           $15,265,448
                                                                         -----------
    Shares outstanding                                                     1,022,296
                                                                         -----------
    Net asset value, offering price and redemption price per share            $14.93
                                                                              ------
                                                                              ------

            See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

 INVESTMENT INCOME:
    Interest                                                                $406,583
                                                                            --------
      Total investment income                                                406,583
                                                                            --------
EXPENSES:
    Investment advisory fees                                                  54,282
    Administration fees                                                        8,149
    Registration fees                                                         17,098
    Custodian fees                                                             9,692
    Printing fees                                                              8,804
    Transfer agent fees                                                        8,288
    Audit fees                                                                 7,050
    Directors fees                                                             6,330
    Legal fees                                                                 3,404
    Insurance expense                                                          1,595
    Distribution fees                                                            526
    Interest expense                                                              41
    Miscellaneous fees                                                         3,053
                                                                            --------
                                                                             128,312
    Less: fees waived and expenses reimbursed                                (50,179)
                                                                            --------
      Total expenses                                                          78,133
                                                                            --------
      Net investment income                                                  328,450
                                                                            --------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
    Net realized gain from investments                                       383,068
    Net change in unrealized appreciation investments                         77,342
                                                                            --------
    Net realized and unrealized gain from investments                        460,410
                                                                            --------
Net increase in net assets resulting from operations                        $788,860
                                                                            --------
                                                                            --------



                 See Accompanying Notes to Financial Statements.

                                       7

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                     SIX MONTHS
                                                        ENDED           FOR THE
                                                     FEBRUARY 28,      YEAR ENDED
                                                        2001            AUGUST 31,
                                                     (UNAUDITED)           2000
                                                    --------------     ------------
FROM OPERATIONS:
  Net investment income                                $   328,450      $   811,105
  Net realized and unrealized gain from investments        460,410          169,992
                                                       -----------      -----------
    Net increase in net assets resulting from
      operations                                           788,860          981,097
                                                       -----------      -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
    Institutional Class shares                            (320,303)        (840,967)
    Common Class shares                                     (8,274)         (12,785)
  Distributions from net realized capital gains:

    Institutional Class shares                                  --          (27,430)
    Common Class shares                                         --             (376)
                                                       -----------      -----------
    Net decrease in net assets from dividends and
      distributions                                       (328,577)        (881,558)
                                                       -----------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                          11,077,653          449,903
  Reinvestment of dividends and distributions              307,361          830,332
  Net asset value of shares redeemed                   (11,254,591)      (8,861,870)
                                                       -----------      -----------
    Net increase/(decrease) in net assets
      from capital share transactions                      130,423       (7,581,635)
                                                       -----------      -----------
  Total increase/(decrease) in net assets                  590,706       (7,482,096)
NET ASSETS:
  Beginning of period                                   15,152,104       22,634,200
                                                       -----------      -----------
  End of period                                        $15,742,810      $15,152,104
                                                       -----------      -----------
                                                       -----------      -----------
  UNDISTRIBUTED NET INVESTMENT INCOME                  $    42,948      $    43,075
                                                       -----------      -----------
                                                       -----------      -----------

                     See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
-------------------------------------------------------------------------------

                                       FOR THE SIX       FOR THE YEAR        FOR THE PERIOD
                                       MONTHS ENDED         ENDED          OCTOBER 30, 1998(1)
                                     FEBRUARY 28, 2001    AUGUST 31,          TO AUGUST 31,
                                        (UNAUDITED)          2000                 1999
                                     -----------------   -------------     --------------------
PER-SHARE DATA
  Net asset value,
    beginning of period                      $14.47          $14.29                $15.14
                                             ------          ------                ------
INVESTMENT ACTIVITIES:
  Net investment income                        0.31            0.63                  0.54
  Net gain/(loss) on investments
    (both realized and unrealized)             0.45            0.25                 (0.66)
                                             ------          ------                ------
    Total from investment activities           0.76            0.88                 (0.12)
                                             ------          ------                ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
    income                                    (0.30)          (0.68)                (0.52)
  Distributions from net
    realized gains                             0.00           (0.02)                (0.21)
                                             ------          ------                ------
    Total dividends and distributions         (0.30)          (0.70)                (0.73)
                                             ------          ------                ------
NET ASSET VALUE, END OF PERIOD               $14.93          $14.47                $14.29
                                             ------          ------                ------
                                             ------          ------                ------
    Total return                               5.28%(2)        6.42%                (0.85)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                            $   477         $   524                $  211
  Ratio of expenses to average
    net assets                                 1.26%(3)        1.27%(4)               1.26%(3)
  Ratio of net investment income
    to average net assets                      4.14%(3)        4.55%                  4.44%(3)
  Decrease reflected in above operating
    expense ratios due to
    waivers/reimbursements                     0.70%(3)        0.82%                  0.45%(3)
Portfolio turnover rate                          31%              5%                    26%

-------------------------------------------------------------------------------
(1)  Inception Date.
(2)  Not annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.






                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
-------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Warburg Pincus Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of the Fund are currently offered. Common shares for the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administration fee.

   The Fund is permitted to engage in the investment strategies described in the Notes to Financial Statements. The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. Please refer to the Fund's prospectus and statement of additional information for a description of its investment strategies.

       A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

       B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-- (CONT'D)

       C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. The Fund will distribute substantially all of its net realized capital gains, if any, at least annually and all net investment income monthly.

       The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification.

       D) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

       E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       F) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository. The Fund had no open repurchase agreements at February 28, 2001.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

       G) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities on loan to brokers at February 28, 2001.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to investment advisory agreements, Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for the Fund described herein.

   For its advisory services, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 0.70% of the Fund's average daily net assets.

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Fund. For the six months ended February 28, 2001, the advisory fee earned and waived by CSAM was as follows:

                   GROSS                                      NET
               ADVISORY FEE            WAIVER            ADVISORY FEE
               ------------          ---------           ------------
                 $54,282             $(49,315)             $4,967

   CSAM reimbursed expenses of the Fund in the amount of $780 for the six months ended February 28, 2001.

   Boston Financial Data Services, Inc. (BFDS) serves as the Fund's transfer and dividend disbursement agent.

   The Fund has an arrangement with its transfer agent whereby interest earned on uninvested cash balances were used to offset a portion of its transfer agent expense. For the six months ended February 28, 2001, the Fund received no credits or reimbursements under this agreement.

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, serves as co-administrator to the Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, also serves as the Fund's co-administrator. For administration services, the Fund pays CSAMSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Fund to CSAMSI for co-administration services for the Institutional shares.

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administration fee for the Fund. For the six months ended February 28, 2001, co-administration fees earned and waived by CSAMSI on the Common shares were as follows:

                   GROSS                                      NET
           CO-ADMINISTRATION FEE       WAIVER        CO-ADMINISTRATION FEE
           ---------------------       ------        ---------------------
                   $105                $(84)                 $21

   For co-administration services, PFPC receives a fee calculated on the Fund's average daily net assets subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

                                     ANNUAL RATE
                                     -----------
                             .07% for first $150 million
                             .06% for next $150 million
                             .05% for over $300 million

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)
-------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for the Fund. For the six months ended February 28, 2001, the co-administration fee earned and waived by PFPC was as follows:

                   GROSS                                      NET
           CO-ADMINISTRATION FEE       WAIVER        CO-ADMINISTRATION FEE
           ----------------------     --------      -----------------------
                  $2,616                $ --                $2,616

   In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor of the Fund's shares. No compensation is payable by any of the Funds to CSAMSI for distribution services, but CSAMSI receives compensation from the Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. Under the Shareholder Servicing and Distribution Plan for the Common shares, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. For the six months ended February 28, 2001, the shareholder services fee earned by CSAMSI was $526.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the period ended February 28, 2001, Merrill was paid $119 by the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2001, purchases and sales of investment securities (other than short-term investments) were $6,522,654 and $4,682,048, respectively.

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                           COMMON                                     INSTITUTIONAL
                         -----------------------------------------  -------------------------------------------------
                                FOR THE               FOR THE             FOR THE                   FOR THE
                            SIX MONTHS ENDED         YEAR ENDED        SIX MONTHS ENDED            YEAR ENDED
                              FEBRUARY 28,           AUGUST 31,         FEBRUARY 28,                AUGUST 31,
                            2001 (UNAUDITED)            2000           2001 (UNAUDITED)                2000
                         -----------------------  ----------------  -----------------------  ------------------------
                           SHARES        VALUE    SHARES    VALUE     SHARES       VALUE        SHARES       VALUE
                         ----------  -----------  -------  -------  ---------   -----------  ------------  -----------
Shares sold               74,228      $1,114,226  25,803   $369,861   658,538    $9,963,427         5,754   $  80,042
Shares issued in
  reinvestment of
  dividends                  273           4,019     929     13,086    20,696       303,342        58,141     817,246
Shares repurchased       (78,756)     (1,175,256) (5,265)   (74,484) (667,799)  (10,079,335)     (621,552)  (8,787,386)
                         ----------  -----------  -------  -------  ---------   -----------  ------------  -----------
Net  increase/(decrease)  (4,255)     $  (57,011) 21,467   $308,463    11,435    $  187,434      (557,657) $(7,890,098)
                         ==========  ===========  =======  =======  =========   ===========  ============  ===========

CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
(Unaudited)

NOTE 4. CAPITAL SHARES -- (CONT'D)

   On February 28, 2001, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                           NUMBER OF      APPROXIMATE PERCENTAGE
                                          SHAREHOLDERS    OF OUTSTANDING SHARES
                                          ------------    ---------------------
           Institutional shares                 2                73.41%
           Common shares                        3                93.07


NOTE 5. LINE OF CREDIT

   The Fund, together with other Funds advised by CSAM, have established a $350 million committed, unsecured line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition the participating Funds will pay interest on borrowings at the Federal Funds rate plus .50%. For the six months ended February 28, 2001, the Fund had no borrowings under the credit facility.

NOTE 6. SUBSEQUENT EVENT

   On March 23, 2001, a shareholder meeting was held for the Credit Suisse Warburg Pincus Municipal Trust II Fund ("Muni Trust") to approve the merger into the Fund. The merger was approved by the shareholders without incidents.

   The closing date of the merger was April 6, 2001 at which point the Fund acquired all of the assets and liabilities of Muni Trust.

                         CREDIT SUISSE WARBURG PINCUS
                         ----------------------------
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